EXHIBIT 99.1

Unaudited Proforma Financial Statements

First Colombia Gold Corp

For the thee and six month periods ended June 30, 2011

and the year ended December 31, 2010 (Unaudited)

On September 21, 2011, First Colombia Gold Corp. (FCGD) entered into a Settlement and Mutual Release Agreement with Temasek Investments, Inc. ("Temasek"). FCGD and Temasek are parties to a Mineral Right Option Agreement, effective as of September 18, 2008, and amended by Amendment No.1, dated May 12, 2009, Amendment No.2, dated February 3, 2010, and Amendment No.3, dated June 25, 2010. FCGD's acquisition of the mineral rights was structured to occur through the transfer of the outstanding shares of Beardmore Holdings, Inc. ("Beardmore"). FCGD completed the exercise of the initial and second twenty-five percent options in accordance with the terms of the Mineral Right Option Agreement which resulted in the acquisition by FCGD of an aggregate fifty percent interest in the mineral rights through the transfer of fifty percent of the issued and outstanding shares of Beardmore. FCGD did not fulfill the obligations under the Mineral Right Option Agreement required to complete the exercise of the third and fourth twenty-five percent options. Under the terms of the Settlement and Mutual Release Agreement, FCGD agreed to return the entirety of the shares of Beardmore which were acquired by FCGD under the terms of the Mineral Right Option Agreement, in consideration for the release by Temasek of all outstanding obligations of FCGD under the Mineral Right Option Agreement.

The company realized a net loss on the transaction which is reflected in the proforma balance sheet as of June 30, 2011 and the proforma statement of operations for the six months ended June 30, 2011.

The following presents our unaudited proforma financial information as of June 30, 2011, for the interim three month and six month periods ended June 30, 2011, and for the year ended December 31, 2010. In the opinion of management, all adjustments necessary to present fairly the unaudited pro-forma financial statements have been made. The unaudited pro-forma financial statements should be read in conjunction with the First Colombia Gold Corp. consolidated financial statements and notes thereto and Managements Discussion and Analysis of Financial Condition and Results of Operations as filed on Form 10-K for the year ended December 31, 2010 and on Form 10-Q for the quarter ended June 30, 2011.

First Columbia Gold Corp.
(formerly Amazon Goldsands, Inc.)
(An Exploration Stage Company)
Proforma Interim Balance Sheets
(Expressed in U.S. Dollars)
(Unaudited - Prepared by Management)

	As at 30 June 2011	Proforma Adjustments		Proforma
Assets

Current
Cash and cash equivalents	46,595	-		46,595

Mineral property costs	11,976,434	(11,976,434)	(a)	-
Property and equipment	10,190	-		10,190

	12,033,219	(11,976,434)		56,785

Liabilities

Current
Accounts payable and accrued liabilities	475,760	(49,733)	(b)	426,027
Current portion of convertible promissory notes	676,904	(676,904)	(c)	-

	1,152,664	(726,637)		426,027

Convertible promissory notes	1,872,831	(1,872,831)	(c)	-
Due to related parties	160,449	(160,449)	(b)	-

	3,185,944	(2,759,917)		426,027

Stockholders’ equity

Capital stock
Authorized
200,000,000 common shares, par value $0.00001 and
200,000,000 blank check preferred shares, par value $0.001
Issued and outstanding
30 June 2011 – 39,503,585 common shares, par value $0.00001
31 December 2010 – 38,503,585 common shares, par value $0.00001	395	-		395
Additional paid in capital	18,329,720	-		18,329,720
Deficit, accumulated during the exploration stage	(11,732,840)	(6,966,517)	(d)	(18,699,357)

	6,597,275	(6,966,517)		(369,242)

Non-controlling interest	2,250,000	(2,250,000)	(e)	-

	8,847,275	(9,216,517)		(369,242)

	12,033,219	(11,976,434)		56,785

First Columbia Gold Corp.
(formerly Amazon Goldsands, Inc.)
(An Exploration Stage Company)
Proforma Statement of Operations
(Expressed in U.S. Dollars)
(Unaudited - Prepared by Management)

	For the six month period ended June 30, 2011	Proforma Adjustments		Proforma

Expenses
Amortization - property and equipment	1,798	-		1,798
Bank charges and interest	631,396	253,169	(c)	884,565
Consulting and management fees (recovery) (Note 8)	139,142	-		139,142
Foreign exchange (gain) loss	(789)	-		(789)
Office and administrative	59	-		59
Professional fees	61,397	-		61,397
Transfer agent and filing fees	2,745	-		2,745
Mineral property exploration expenditures	50,700	-		50,700

Net operating loss before other items	(886,448)	(253,169)		(1,139,617)

Other items
Expense unamortized discount on convertible note	-	1,219,507	(c)	1,219,507
Loss on retirement of debt	-	5,704,023	(c)	5,704,023
Gain on deconsolidation of subsidiary	-	(208,847)		(208,847)

	-	6,714,683		6,714,683

Net loss and comprehensive loss for the period	(886,448)	(6,967,852)		(7,854,300)

Basic and diluted loss per common share	**			**

Weighted average number of common shares used in per share calculations	38,876,188			38,876,188

** Less than $0.01

First Columbia Gold Corp.
(formerly Amazon Goldsands, Inc.)
(An Exploration Stage Company)
Proforma Statement of Operations
(Expressed in U.S. Dollars)
(Unaudited - Prepared by Management)

	For the three month period ended June 30, 2011	Proforma Adjustments		Proforma

Expenses
Amortization - property and equipment	898	-		898
Bank charges and interest	318,042	253,169	(c)	571,211
Consulting and management fees (recovery) (Note 8)	100,142	-		100,142
Foreign exchange (gain) loss	(1,583)	-		(1,583)
Office and administrative	59	-		59
Professional fees	51,462	-		51,462
Transfer agent and filing fees	2,088	-		2,088
Mineral property exploration expenditures	50,700	-		50,700

Net operating loss before other items	(521,808)	(253,169)		(774,977)

Other items
Expense unamortized discount on convertible note	-	1,219,507	(c)	1,219,507
Loss on retirement of debt	-	5,704,023	(c)	5,704,023
Gain on deconsolidation of subsidiary	-	(208,847)		(208,847)

	-	6,714,683		6,714,683

Net loss and comprehensive loss for the period	(521,808)	(6,967,852)		(7,489,660)

Basic and diluted loss per common share	**			**

Weighted average number of common shares used in per share calculations	39,503,585			39,503,585

** Less than $0.01

First Columbia Gold Corp.
(formerly Amazon Goldsands, Inc.)
(An Exploration Stage Company)
Proforma Statement of Operations
(Expressed in U.S. Dollars)
(Unaudited - Prepared by Management)

	For the year ended December 31, 2010	Proforma Adjustments	Proforma

Expenses
Amortization	15,970	-	15,970
Bank charges and interest	663,090	-	663,090
Consulting and management fees (recovery) (Note 8)	280,122	-	280,122
Foreign exchange (gain) loss	956	-	956
Office and administrative	36,386	-	36,386
Professional fees	88,450	-	88,450
Transfer agent and filing fees	11,439	-	11,439
Mineral property exploration expenditures	35,775	-	35,775

Net operating loss before other items	(1,132,188)	-	(1,132,188)

Other items
Expense unamortized discount on convertible note	-	-	-
Loss on retirement of debt	-	-	-
Gain on deconsolidation of subsidiary	-	-	-

	-	-	-

Net loss and comprehensive loss for the period	(1,132,188)	-	(1,132,188)

Basic and diluted loss per common share	**		**

Weighted average number of common shares used in per share calculations	31,638,831		31,638,831

** Less than $0.01

First Colombia Gold Corp
Notes To The Proforma Financial Statements

The preceding unaudited condensed combined consolidated pro forma balance sheet and statement of operations have been prepared as if the transaction was completed on June 30, 2011.  There is no resulting effect from the transaction on the statement of operations for the year ended December 31, 2010.  The following pro forma adjustments have been made:

(a) This adjustment reflects the elimination of the mineral property interests acquired as part of the Mineral Rights Option Agreement, as amended.

(b) This adjustment reflects the elimination of accounts payable and related party payables attributable to the deconsolidated subsidiary.

(c)   This adjustment reflects the elimination of the current and long term portion of the convertible promissory notes.  The total outstanding liability as of June 30, 2011 includes notes payable in the amounts of $250,000 and $3,250,000, accrued interest of $426,904 and unamortized discount on the beneficial conversion feature of $1,377,169.  A charge to interest expense of $253,169 was incurred for the period from July 1, 2011  to September 21, 2011 which includes amortization of the discount on the beneficial conversion feature of $157,662.  As of September 21, 2011 the remaining discount on the beneficial conversion feature of $1,219,507 was charged to interest expense per FASB ASC 470-20-40-1.  The retirement of the convertible notes payable resulted in a loss of $5,704,023.

(d)   The adjustment to retained earnings consists of the proforma adjustments of  $6,967,852 in the proforma statement of operations and the elimination of $1,335 of retained earnings as a result of the deconsolidation of the subsidiary entity.

(e) This adjustment reflects the elimination of the non-controlling interest as a result of the deconsolidation of the subsidiary entity.